______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 26, 1997



        CWABS, Inc. Asset-Backed Certificates, Series 1997-3
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 333-11095          13-3969868
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240
                                                     ----- --------
_____________________________________________________________________________

Item 5.   Other Events.
----      ------------

     On  the December 26,  1997  Distribution Date,  The Bank of New York, as
trustee (the "Series 1997-3 Trustee") of CWABS, Inc. Asset-Backed Certificate Trust 1997-3 (the "Series 1997-3 Trust"), distributed to holders (the "Series 1997-3 Certificateholders") of the Series 1997-3 Trust's Asset-Backed Certificates, interest and principal totalling $6,513,806.44, pursuant to a Pooling and Servicing Agreement dated as of September 12, 1997 (the "Pooling and Servicing Agreement") by and among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller and master servicer, and the Series 1997-3 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1997-3 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1997-3 Certificateholders.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. CWABS, Inc. Asset Backed Certificates, Series 1997-3, Statement to Certificateholders dated December 26, 1997.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWABS, Inc.


                           By:   /s/ David Walker
                               ----------------------------
                                 David Walker
                                 Vice President


Dated:  December 26, 1997



                                Exhibit Index
                                -------------

Exhibit                                                                Page
-------                                                                ----

1.   CWABS, Inc. Asset Backed Certificates, Series 1997-3, Statement  to
     Certificateholders dated December 26, 1997.                         3



                                    EXHIBIT 1


                                                     Payment Date:  12/26/97

The Bank of New York
101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

                        COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                         ASSET-BACKED CERTIFICATES, SERIES 1997-3


                                       Current Payment Information
Class Information
                      Beginning      Pass Thru     Principal	  Interest      Interest    Applied Realized   Ending Certificate
Class Code  Name     Cert. Bal.       Rate        Dist. Amt.     Dist. Amt.   Carryforward     Loss Amount           Balance

            AF-1   28,069,546.37   6.575000%     567,290.55     153,797.72       0.00             0.00           27,502,255.83
            AF-2   26,540,000.00   6.670000%           0.00     147,518.17       0.00             0.00           26,540,000.00
            AF-3   12,110.000.00   7.195000%           0.00      72,609.54       0.00             0.00           12,110,000.00
            AF-4   10,000,000.00   6.885000%           0.00      57,375.00       0.00             0.00           10,000,000.00
            MF-1    3,480,000.00   7.160000%           0.00      20,764.00       0.00             0.00            3,480,000.00
            MF-2    2,610,000.00   7.360000%           0.00      16,008.00       0.00             0.00            2,610,000.00
             BF     1,740,000.00   7.665000%           0.00      11,114.25       0.00             0.00            1,740,000.00
            AV-1  154,300,306.60   5.918750%   4,532,540.67     786,422.59       0.00             0.00          149,767,765.93
            MV-1   11,340.000.00   6.078750%           0.00      59,358.99       0.00             0.00           11,340,000.00
            MV-2   10,395,000.00   6.278750%           0.00      56,202.66       0.00             0.00           10,395,000.00
             BV     5,670,000.00   6.718750%           0.00      32,804.30       0.00             0.00            5,670,000.00
             R              0.00      N/A            N/A              0.00        N/A              N/A                    0.00
Totals       -    266,254,852.98               5,099,831.22   1,413,975.22       0.00             0.00          261,155,021.76



Class Information              Original Certificate Information          Factors per $1,000
                     Original       Pass Thru      Cusip      Principal        Interest	        Ending
Type	 Name	     Cert. Bal.       Rate         Number       Dist.            Dist.	       Cert. Bal
 FIX     AF-1     30,520,000.00     6.575000%    126671AW6    18.58750155     5.03924387      901.12240582
 FIX     AF-2     26,540,000.00     6.670000%    126671AL0     0.00000000     5.55833333     1000.00000000
 FIX     AF-3     12,110.000.00     7.195000%    126671AM8     0.00000000     5.99583333     1000.00000000
 FIX     AF-4     10,000,000.00     6.885000%    126671AN6     0.00000000     5.73750000     1000.00000000
 FIX     MF-1      3,480,000.00     7.160000%    126671AP1     0.00000000     5.96666667     1000.00000000
 FIX     MF-2      2,610,000.00     7.360000%    126671AQ9     0.00000000     6.13333333     1000.00000000
 FIX      BF       1,740,000.00     7.665000%    126671AR7     0.00000000     6.38750000     1000.00000000
 FLT     AV-1    161,595,000.00     5.918750%    126671AS5    28.04876805     4.86662698      926.80940580
 FLT     MV-1     11,340.000.00     6.078750%    126671AT3     0.00000000     5.23447917     1000.00000000
 FLT     MV-2     10,395,000.00     6.278750%    126671AU0     0.00000000     5.40670139     1000.00000000
 FLT      BV       5,670,000.00     6.718750%    126671AV8     0.00000000     5.78559028     1000.00000000
Totals     -     276,000,000.00         -             -       18,47764935     5.12309862    946.2138469417


                COLLATERAL INFORMATION

                   Group 1
Beginning Principal Balance                 85,134,224.76
Scheduled Principal Payment                     82,423.60
Prepayment Amount                              285,186.70
Ending Principal Balance                    84,766,614.46

Extra Principal Distribution Amount            199,680.25
Net Mortgage Rate                               9.568893%
Cumulative Applied Realized Loss Amounts             0.00
Trigger Event                            Has not Occurred
Targeted Overcollateralization Amount          870,000.00
Ending Overcollateralization Amount            784,358.64*

                   Group 2
Beginning Principal Balance                182,838,245.05
Scheduled Principal Payment                    103,838.37
Prepayment Amount                            4,040,276.74
Ending Principal Balance                   178,694,129.94

Extra Principal Distribution Amount            388,425.56
Net Mortgage Rate                               8.684490%
Cumulative Applied Realized Loss Amounts             0.00
Trigger Event                            Has not Occurred
Targeted Overcollateralization Amount        1,890,000.00
Ending Overcollateralization Amount          1,521,364.01*

                          FEES & ADVANCES

                                                  Group 1            Group 2
Monthly master servicer fees paid               35,114.45          72,575.03
Advances included in this distribution	        33,091.06          50,509.31

                    TOTAL REO INFORMATION

                                                  Group 1            Group 2
Total Number of REO Properties                          1                  0
Total Principal Balance of REO Properties          68,556                  0

                        LIQUIDATION AND LOSSES INFORMATION

                                                           Group 1     Group 2
Liquidated Loan #                                                0           0
  Stated Principal Balance                                    0.00        0.00
  Realized Losses                                             0.00        0.00

Liquidated Loan #                                                0           0
  Stated Principal Balance                                    0.00        0.00
  Realized Losses                                             0.00        0.00

Aggregate Stated Principal Balance of all Liquidated Loan     0.00        0.00

                   GROUP 1 DELINQUENCY INFORMATION

      Period                 Loan Count          Ending Stated Balance

     1 month                         44                   2,724,655.87
     2 months                        10                     375,802.92
    3+ months                         4                     146,902.70
   Foreclosure                       11                     583,520.70
     Totals                          69                   3,830,882.19


                   GROUP 2 DELINQUENCY INFORMATION

      Period	              Loan Count         Ending Stated Balance
      1 month                         53                  4,393,757.14
      2 months                        11                  1,113,597.29
     3+ months                         5                    274,550.10
    Foreclosure                        9                    654,098.84
      Totals                          78                  6,436,003.37

                              NEW REO INFORMATION

(Mortgage Loans that became REO Properties during the preceding calendar month)

Loan Number                    Loan Group           Stated Principal Balance
       0                                1                               0.00
       0                                1                               0.00
       0                                2                               0.00
       0                                2                               0.00